UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D. C. 20549
______________

FORM 8-K
______________

CURRENT REPORT

Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

Date of report (Date of earliest event reported):  September 25, 2007

ASHLAND INC.
(Exact name of registrant as specified in its charter)

Kentucky
(State or other jurisdiction of incorporation)

1-32532	20-0865835
(Commission File Number)	(I.R.S. Employer Identification No.)

50 E. RiverCenter Boulevard, Covington, Kentucky  41011
(Address of principal executive offices)   (Zip Code)

P.O. Box 391, Covington, Kentucky  41012-0391
(Mailing Address)   (Zip Code)

Registrant’s telephone number, including area code (859) 815-3333

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01.  Regulation FD

Today, Ashland Inc. (“Ashland”) provided an update to the outlook for its fiscal fourth quarter which ends September 30, 2007.  A copy of the press release is attached hereto as Exhibit 99.1.

Also today, Ashland’s Chairman and Chief Executive Officer, James J. O’Brien, will be speaking at the Credit Suisse 16th Annual Chemical Conference.  A copy of the supporting materials for this presentation is attached hereto as Exhibit 99.2, is summary information and is to be considered in the context of Ashland’s SEC filings and other public announcements.

Ashland is furnishing this information pursuant to the Securities Exchange Commission’s (“SEC”) Regulation FD.  By filing this report on Form 8-K, Ashland makes no admission as to the materiality of any information in this report.

Item 9.01.  Financial Statements and Exhibits

(d)	Exhibits

99.1	Press Release dated September 25, 2007.
99.2	Presentation slides dated September 25, 2007.

 SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

ASHLAND INC.
(Registrant)

September 25, 2007	/s/ J. Marvin Quin
J. Marvin Quin
Senior Vice President
and Chief Financial Officer

 EXHIBIT INDEX

99.1	Press Release dated September 25, 2007.
99.2	Presentation slides dated September 25, 2007.